SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2000

APPLIED FILMS CORPORATION

(Exact name of Registrant as specified in its charter)

Colorado (State or other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Longmont, CO (Address of Principal Executive Offices)	80504 (Zip Code)

(303) 774-3200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.      Acquisition or Disposition of Assets.

      Effective December 31, 2000, Applied Films Corporation ("Applied Films"), through its indirect wholly owned subsidiary Applied Films GmbH & Co. KG, acquired Leybold Coating GmbH & Co. KG. ("Leybold KG"). Leybold KG was immediately prior to the closing an indirect subsidiary of Unaxis Holding AG of Zurich, Switzerland. Following the closing, Applied Films liquidated Leybold KG into Applied Films GmbH & Co. KG (formerly named AFCO GmbH & Co. KG).

     Immediately prior to the closing of Applied Films’ acquisition of Leybold KG, Unaxis contributed to Leybold KG its Large Area Coating (“LAD”) Division. The LAD Division includes the former Display Coatings Division of Balzers Process Systems GmbH and the Web Coating, Architectural and Container Barrier Coatings groups of Leybold GmbH. Leybold KG is headquartered in Alzenau, Germany, and manufactures thin film deposition equipment for four markets: flat panel display, PET bottles, web coaters and architectural glass coaters. Applied Films intends to continue to use the assets and business acquired for the same purposes as such assets were used by Leybold KG.

     The acquisition was effected pursuant to a Share Purchase and Exchange Agreement dated as of October 18, 2000, as amended by an Amendment Agreement dated December 29, 2000, and a Second Amendment Agreement by and among Applied Films Corporation, Applied Films GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

     Pursuant to the Share Purchase and Exchange Agreement, as amended, the purchase price to Unaxis was US$60 million in cash and 673,353 shares of Applied Films’ common stock, subject to certain post-closing adjustments based upon a final closing balance sheet for Leybold KG. Pursuant to the Second Amendment Agreement the parties agreed to a post-closing purchase price adjustment of US$7,562,304, plus US$200,000 of interest, which resulted in a total purchase price of US$67,562,304 in cash and 673,353 shares of Applied Films common stock.

     The sources of funds used to complete the acquisition included cash and cash equivalents of Applied Films for the cash portion of the purchase price and newly issued shares of Applied Films common stock for the stock portion of the purchase price.

     Effective November 9, 2001, Unaxis sold its 673,353 shares of Applied Films common stock to the public as a selling shareholder in an underwritten follow-on offering of Applied Films common stock.

     The terms of the acquisition and the purchase price were arrived at as a result of arm’s length negotiations between the management of Applied Films and the management of Unaxis. Prior to the consummation of the acquisition, there were no material relationships between Applied Films and

Unaxis or any of their respective affiliates, directors, officers or associates of any such directors or officers.

Item 7.      Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The following financial statements of the Large Area Display Division are filed as Exhibit 99.2 hereto:

          (i) The Audited Financial Statements of the Large Area Display Division including:

               (A) Independent Accountants' Report of Ernst & Young, dated September 14, 2000;

               (B) Combined Statements of Assets Acquired and Liabilities Assumed at December 31, 1999 and December 31, 1998;

               (C) Combined Statement of Revenue and Direct Costs for the Years ended December 31, 1999 and 1998;

               (D) Notes to Combined Financial Statements.

          (ii) Interim Unaudited Financial Statements for the Large Area Display Business, as follows are filed as Exhibit 99.3 hereto.

               (A) Interim Condensed Combined Statement of Assets Acquired and Liabilities Assumed at June 30, 2000 (unaudited);

               (B) Interim Condensed Combined Statements of Revenues and Direct Costs for the six months periods ended June 30, 1999 and June 30, 2000 (unaudited);

               (C) Notes to Unaudited Combined Financial Statements.

     (b) Pro Forma Financial Information. Pro Forma Consolidated Financial Statements of Applied Films Corporation are filed as Exhibit 99.4 hereto:

          (i) Introduction to Unaudited Pro Forma Consolidated Financial Statements;

          (ii) Unaudited Pro Forma Consolidated Balance Sheet at December 30, 2000;

          (iii) Unaudited Pro Forma Combined Statement of Operations for the twelve months ended July 1, 200

          (iv) Unaudited Pro Forma Consolidated Statement of Operations for the six-month period ended December 30, 2000; and

          (v) Notes to the Unaudited Pro Forma Consolidated Financial Statements.

     (c) Exhibits.

2.1*	Share Purchase and Exchange Agreement dated as of October 18, 2000, by and among Applied Films Corporation, AFCO GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

2.2*	Amendment Agreement dated December 29, 2000, by and among Applied Films Corporation, AFCO GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

2.3*	Contribution Agreement dated December 29, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.4*	Bravo Intellectual Property License Agreement dated December 31, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.5*	Newco Intellectual Property License Agreement dated December 31, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.6*	Registration Rights Agreement dated December 31, 2000, by and between Applied Films Corporation and Balzers Process Systems GmbH.

2.7	Second Amendment Agreement dated effective February 27, 2002, by and among Applied Films Corporation, Applied Films GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

99.1*	Press Release dated January 2, 2001, announcing the closing of Applied Film Corporation’s acquisition of the Large Area Coating Division of Unaxis Holding AG.

99.2*	Audited financial statements of the LAD Division.

99.3*	Interim unaudited financial statements of the LAD Division.

99.4*	Pro forma Combined Financial Statements of Applied Films Corporation.

* Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED FILMS CORPORATION By /s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

Date: March 14, 2002

::ODMA\PCDOCS\GRR\669233\1

EXHIBIT INDEX

     (c) Exhibits.

2.1*	Share Purchase and Exchange Agreement dated as of October 18, 2000, by and among Applied Films Corporation, AFCO GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

2.2*	Amendment Agreement dated December 29, 2000, by and among Applied Films Corporation, AFCO GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

2.3*	Contribution Agreement dated December 29, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.4*	Bravo Intellectual Property License Agreement dated December 31, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.5*	Newco Intellectual Property License Agreement dated December 31, 2000, by and between Balzers Process Systems GmbH and Leybold Coating GmbH & Co. KG.

2.6*	Registration Rights Agreement dated December 31, 2000, by and between Applied Films Corporation and Balzers Process Systems GmbH.

2.7	Second Amendment Agreement dated February 27, 2002, by and among Applied Films Corporation, Applied Films GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG.

99.1*	Press Release dated January 2, 2001, announcing the closing of Applied Film Corporation’s acquisition of the Large Area Coating Division of Unaxis Holding AG.

99.2*	Audited financial statements of the LAD Division.

99.3*	Interim unaudited financial statements of the LAD Division.

99.4*	Pro forma Combined Financial Statements of Applied Films Corporation.

* Previously filed.

Exhibit 2.7

SECOND AMENDMENT AGREEMENT

PREAMBLE

A.	On October 18, 2000, Applied Films Corporation, AFCO Verwaltungs GmbH, AFCO GmbH & Co. KG, Balzers Process Systems GmbH and Unaxis Holding AG entered into a Share Purchase and Exchange Agreement (Notarial Deed A. Prot. 2000/308 of the notary Stephan Cueni, Basel, Switzerland) (the "Share Purchase and Exchange Agreement") providing for the sale and transfer of the LAD Business of the Unaxis group to AFC and certain of its subsidiaries.

B.	On December 29, 2000, the parties to the Share Purchase and Exchange Agreement entered into an Amendment Agreement to the Share Purchase and Exchange Agreement (the “Amendment Agreement”) and pursuant thereto have consummated the transactions contemplated by those agreements.

C.	The parties have agreed upon the final Cash Component of the Purchase Price and the LAD Net Equity, as such terms are defined in the Share Purchase and Exchange Agreement and the Amendment Agreement. AFC has previously paid US$58,000,000 of the Cash Component of the Purchase Price.

D.	The parties have agreed that the representations and warranties of Unaxis and BPS contained in the Share Purchase and Exchange Agreement shall be of no further force and effect and that neither Unaxis nor BPS shall have any past, present or future liability with respect to such representations and warranties.

E.	The parties agree that any and all amounts remaining in the joint escrow account after payment to BPS of US$9,762,304 pursuant to Article 1 below shall be promptly refunded to Applied Films Corporation or its designated affiliate.

NOW, THEREFORE, the parties agree as follows effective 27 February 2002:

ARTICLE 1
Final LAD Net Equity

1.1	Final LAD Net Equity. The total aggregate Cash Component of the Purchase Price shall be equal to US$67,562,304 and the LAD Net Equity shall be equal to US$7,562,304. The final payment will consist of the Cash Component, the final LAD Net Equity and US$200,000 of interest. Any other interest which might have been payable under the Share Purchase and Exchange Agreement and Amendment Agreement since the Closing Date has been waived by the parties. AFC or its subsidiary shall transfer a total of US$9,762,304 to BPS on or before 28 February 2002, which payment consists of (i) the remaining US$2,000,000 deferred payment portion of the initial US$60,000,000, plus (ii) a US$7,562,304 payment for the LAD Net Equity, plus (iii) US$200,000 of interest. The parties agree that such payment shall be in full and complete satisfaction of the Cash Component, including all purchase price adjustments based on the LAD Net Equity (for both the German operations and the sales offices) and all interest due under the Share Purchase and Exchange Agreement and the Amendment Agreement.

ARTICLE 2
Release from Representations and Warranties

2.1	BPS Representations and Warranties. The representations and warranties of BPS set forth in Annex 5A of the Share Purchase and Exchange Agreement, as amended, shall expire effective upon execution of this Second Amendment Agreement. AFC and Applied Films GmbH & Co. KG, on behalf of themselves and their affiliates, acknowledge and agree that BPS, Unaxis and their affiliates shall have no past, present or future liability with respect to such representations and warranties, including, but not limited to any liability with respect to product warranties for the projects identified on Part III of Schedule 15 (Guardian, Toyobo and Lawson Mardon) and for the Vetrad project. Applied Films GmbH & Co. KG shall be responsible for all warranty liabilities even if such liabilities exceed the reserves, and correspondingly AFC and Applied Films GmbH & Co. KG and their affiliates shall have no obligation to refund excess reserves, if any.

2.2	AFC Representations and Warranties. The representations and warranties of AFC set forth in Annex 5B of the Share Purchase and Exchange Agreement, as amended, shall expire effective upon execution of this Second Amendment Agreement. BPS and Unaxis, on behalf of themselves and their affiliates, acknowledge and agree that AFC, Applied Films GmbH & Co. KG and their affiliates shall have no past, present or future liability with respect to such representations and warranties.

ARTICLE 3
Continued Validity of License Agreements

3.1	License Agreements. The parties agree that the Newco Intellectual Property License Agreement dated 29 December 2000 by and between Leybold Coating GmbH & Co. KG and Balzers Process Systems GmbH and the Bravo Intellectual Property License Agreement dated 29 December 2000 by and between Leybold Coating GmbH & Co. KG and Balzers Process Systems GmbH shall each remain in full force and effect in accordance with their respective terms.

ARTICLE 4
Deletion of Covenants Prior to Closing, General Condition Precedent
and Conditions Precedent for Consummation

4.1	Deletion of Certain Articles. The parties agree that Article 7 (Covenants Prior Closing), Article 7A (General Condition Precedent) and Article 8 (Conditions Precedent for

Consummation) of the Share Purchase and Exchange Agreement, as amended, are hereby deleted in their entirety and shall be of no further force and effect. All conditions precedent and covenants prior to closing have been fully satisfied or waived by AFC. BPS, Unaxis and their affiliates have no present liability and shall have no future liability whatsoever with respect to Article 7, Article 7A and Article 8 of the Share Purchase and Exchange Agreement, as amended.

ARTICLE 5
AFC Representation Concerning Potential Article 1 Liabilities

5.1	Article 1. Article 1 of the Share Purchase and Exchange Agreement, as amended, provides that BPS agrees to indemnify AFC for certain Liabilities arising out of the operation of the LAD Business prior to the closing, other than Assumed Liabilities. Applied Films Corporation and Applied Films GmbH & Co. KG, for themselves and for each of their affiliates, hereby represent and warrant to Unaxis, BPS and their affiliates that they are not as of the date hereof aware of any claim against Unaxis, BPS or their affiliates under Article 1 and have no knowledge of any fact, events or circumstances which could give rise to a claim against Unaxis, BPS or their affiliates, including, but not limited to, any claims relating to tax or environmental matters.

ARTICLE 6
Miscellaneous

6.1	Defined Terms. All capitalized terms not otherwise defined herein shall have the same meaning in this Second Amendment Agreement as assigned thereto in the Share Purchase and Exchange Agreement. Any provisions of the Share Purchase and Exchange Agreement and the Amendment Agreement not specifically amended herein shall remain unaffected.

6.2	Costs. Each of the parties shall pay all of its expenses (including fees and expenses of legal counsel, financial advisors or other representatives or consultants) incurred by it in connection with the preparation, negotiation, execution and implementation of this Second Amendment Agreement except as otherwise provided herein.

6.3	Amendment of Agreement. This Second Amendment Agreement may be amended by the parties at any time provided that any such amendments will be binding only if set forth in writing executed by each of the parties unless notarization is required by law.

6.4	Notices. All notices, demands and other communications given or delivered under this Second Amendment Agreement will be in writing and will be deemed to have been given when delivered according to the procedures set forth in the Share Purchase and Exchange Agreement.

6.5	Invalid or Unenforceable Provisions. If any of the provisions of this Second Amendment Agreement is or becomes invalid or unenforceable, the remaining provisions of this Second

Amendment Agreement shall remain unaffected. The invalid or unenforceable provision shall be replaced by the parties by a valid or enforceable provision which comes as close as possible to the commercial purpose of the invalid or unenforceable provision.

6.6	Choice of Law. This Second Amendment Agreement, its interpretation and all questions arising out of, or in connection with, this Second Amendment Agreement, shall be governed by German law, except the UN Convention on Contracts for the Sale of Goods, without giving effect to any choice of law or conflict of law provisions or rules.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement by their duly authorized officers.

APPLIED FILMS CORPORATION

By: /s/ Lawrence D. Firestone
Lawrence D. Firestone
Chief Financial Officer

APPLIED FILMS VERVALTUNGS GmbH,
as General Partner of
Applied Films GmbH & Co. KG

By: /s/ Lawrence D. Firestone
Lawrence D. Firestone

BALZERS PROCESS SYSTEMS GmbH

By:    /s/ Volker Grafe

UNAXIS HOLDING AG

By: /s/Kurt Mueck

::ODMA\PCDOCS\GRR\668920\2